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                                                                    Exhibit 10.5

                                   GUARANTY
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     THIS GUARANTY ("Guaranty") is made and entered into as of December 9, 1999, by Penn National Gaming, Inc., a Pennsylvania corporation ("Guarantor"), with reference to the following facts:

     A. Casino Magic Corp., a Minnesota corporation ("Seller") and BSL, Inc., a Mississippi corporation ("Buyer"), entered into that certain Asset Purchase Agreement dated December 9, 1999 (the "Asset Purchase Agreement"), which provides, on the terms and conditions set forth therein, for the sale by Seller and purchase by Buyer of the Assets of Seller as set forth in the Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Asset Purchase Agreement.

     B. Buyer is a wholly owned subsidiary of Guarantor and Guarantor is the parent of Buyer.

     C. As a material inducement for Seller to enter into the Asset Purchase Agreement, Guarantor agreed to guarantee any and all of Buyer's obligations and liabilities of any kind that may arise out of, or in connection with, the Asset Purchase Agreement, and any amendments, modifications and replacements thereof, including, without limitation, the obligation of Buyer to indemnify Seller and any other obligations or liabilities arising out of the breach of any representation, warranty or covenant of Buyer or Company thereunder (these obligations are collectively defined as "Obligations" and singularly as an "Obligation").

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1. Guarantor hereby unconditionally and irrevocably guarantees to Seller the full, faithful and complete payment and performance by Buyer, when due, of the Obligations, all in strict accordance with the terms and provisions of the Asset Purchase Agreement, and all as if Guarantor were the primary obligor with respect to the Obligations. This Guaranty is an absolute and unconditional guaranty of payment and not of collectability.

     2. Seller need not inquire into the power of Buyer or the authority of its officers, directors or agents acting or purporting to act in its behalf with regard to the Asset Purchase Agreement, and any Obligation incurred in reliance upon the professed exercise of said power or authority is within the scope of this Guaranty. Guarantor acknowledges and represents to Seller that Guarantor has thoroughly reviewed and is familiar with the terms and conditions of the Asset Purchase Agreement, and that Guarantor will derive a substantial benefit from the consummation of the Asset Purchase Agreement.

     3. Seller may waive any defaults or may fail to assert any rights or grant any other indulgence or concession with respect to all or any part of the Obligations, and Guarantor shall remain bound under this Guaranty notwithstanding any of the foregoing.
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No single or partial exercise by Seller of any right, remedy or power hereunder shall preclude any other or future exercise of any other right, remedy or power.

     4. The liability of Guarantor under this Guaranty shall be unconditional irrespective of (i) any lack of enforceability of any of the Obligations, (ii) any change of the time, manner or place of payment, or any other term, or any settlement or compromise, of any of the Obligations, or any partial or total release or discharge of Buyer with respect thereto; (iii) whether recovery from Buyer or any other guarantor or person liable for any Obligation is or hereafter becomes barred by any statute of limitations, or for any other reason; (iv) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations or Seller's rights with respect thereto, and (v) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Buyer or Guarantor with regard to the Obligations. Guarantor waives promptness, diligence, presentment, demand and notices with respect to any of the Obligations and the guaranty obligations under this Guaranty. The guaranty obligations of Guarantor under this Guaranty are direct and primary obligations and Guarantor hereby waives any requirement that Seller resort to or exhaust any right to take any action against Buyer or any collateral security. This is a continuing Guaranty and shall remain in full force and effect, and Seller's rights shall not be exhausted, until such time as all of the Obligations have been performed or paid, provided, that this Guaranty shall
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automatically be reinstated for the entire amount owing and all performances guaranteed hereunder in the event that Seller is required by law or court order to repay to Buyer any amount previously received by Seller as a result of Buyer 's insolvency, bankruptcy or reorganization or by application of any bankruptcy laws or other laws, including, without limitation, laws for the benefit of creditors.

     5. Guarantor hereby authorizes and consents to Seller at any time and from time to time, without notice or further consent of Guarantor, doing the following and Guarantor agrees that the liability of Guarantor shall not be released or affected by:

    (a) The taking or accepting, or the failure by Seller to take or accept, any collateral or other guarantee for the Obligations;

    (b) The modification, amendment, extension, renewal or replacement of the Asset Purchase Agreement;

    (c) Any complete or partial release, substitution, subordination, impairment, loss, compromise or other modification of any other guarantee at any time existing in connection with the Obligations;

    (d) The complete or partial release or substitution of Buyer or any other guarantors on the Obligation;

    (e) Any renewal, extension, modification, replacement, acceleration, consolidation, adjustment, indulgence, forbearance, waiver or compromise of the payment of any part or all of the Obligations, or any liability of any other guarantor or any other party or any other guarantee therefor, or the performance of any covenant contained in the Asset Purchase Agreement;

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    (f)  Any neglect, delay, omission, failure or refusal of Seller to take or prosecute any action for the collection of the Obligations or any part thereof, or for the enforcement of any provision of the Asset Purchase Agreement, or any action in connection with any guarantee of the Obligations;

    (g)  Acceptance of any partial and/or late payments on the Obligations;

    (h) Application of payments by, or recoveries from, Buyer or any guarantor, in such manner and in such order of priority as Seller deems proper, whether or not such obligation to which the payment or recovery is applied is due at the time of such application; and

    (i) Seller's exercising any and all rights and remedies available to Seller by law, at equity or by agreement, even if the exercise thereof may affect, modify or eliminate Guarantor's rights of subrogation or reimbursement against Buyer or any other party.

     6. Guarantor agrees to execute, acknowledge and deliver to Seller such other and further instruments, and take such other actions, as may be reasonably required by Seller to implement the intent and purpose hereof.

     7. This Guaranty shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of law principles thereof. The rights of Seller hereunder and at law are cumulative, and not exclusive to each other, and may be exercised by Seller from time to time. In case any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

     8. Guarantor agrees to pay to Seller, on demand, all attorneys' fees and costs and other expenses (including, without limitation, all fees and costs of litigation, including appeals, experts and other items) incurred by Seller in collecting or compromising any Obligation or enforcing (or attempting to do any or all of the foregoing) this Guaranty against the Guarantor.

     9. Guarantor hereby irrevocably submits to the jurisdiction of any Pennsylvania State or Federal Court sitting in Pennsylvania in any action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Pennsylvania State or Federal Court. Guarantor hereby irrevocably waives to the fullest extent Guarantor may effectively do so,
(i) the defenses of an inconvenient forum or improper venue to the maintenance of such action or proceeding, and (ii) any claim that Guarantor is not personally subject to the jurisdiction of any such courts. Guarantor agrees that final, non-appealable judgment in any such action brought in any such court shall be conclusive and binding upon Guarantor and may be enforced by Seller in the courts of any state, in any federal court, and in any other courts, whether foreign or domestic, having jurisdiction over Guarantor or any of its property or assets, and Guarantor agrees not to assert any defense, counterclaim or right of set-off in any action brought by Seller to enforce such judgment.

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     10.  Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment in any other manner provided by law.

     11. To the extent that Guarantor has or hereafter may acquire any diplomatic or sovereign immunity, or any immunity from jurisdiction of any court or from any legal process (whether through service or execution, execution or otherwise) with respect to Guarantor or Guarantor's property or assets, Guarantor hereby waives, and agrees not to assert any claims of, such immunity with respect of its obligations under this Guaranty. Guarantor acknowledges that the making of waivers in this Guaranty, and Seller's reliance on the enforceability thereof, is a material inducement to Seller to enter into the Purchase Agreement. Guarantor agrees to execute, deliver and file all such further instruments as may be reasonably necessary under the laws of the Commonwealth of Pennsylvania, in order to make effective the consent by Guarantor to jurisdiction of the state courts of Pennsylvania and the federal courts sitting in Pennsylvania.

     12. If the incurring of any debt by Buyer or the payment of any money or transfer of property to Seller by or on behalf of Buyer , Guarantor, or any other party should for any reason subsequently be determined to be "voidable" or "avoidable" in whole or in part within the meaning of any state or federal law (collectively "Voidable Transfers"), including without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Seller is required to repay or restore to Buyer any voidable transfers or the amount or any portion thereof, or upon the advice of Seller's counsel is advised to do so, then, as to such amount or property repaid or restored, including all reasonable costs, expenses and attorney's fees of Seller related thereto, the liability of Guarantor shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

     13. No modification of this Guaranty shall be effective unless placed in writing and executed by the parties hereto. This Guaranty shall bind and inure to the benefit of Seller and assigns, and Guarantor, and no other person or entity shall have any rights or obligations hereunder.

     14. The obligations of Guarantor hereunder are independent of the obligations of Buyer and, in the event of any default in or failure to perform of the Obligations, a separate action or actions may be brought and prosecuted against Guarantor whether or not Buyer is joined therein or a separate action or actions are brought against Buyer , and regardless of the right to pursue any other remedy in Seller's power.

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     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date and year first above written.

                                   "Guarantor"

                                   PENN NATIONAL GAMING, INC.,

                                   a Pennsylvania corporation

                                   By:  /s/ Robert S. Ippolito
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                                        Robert S. Ippolito
                                        Secretary / Treasurer

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